UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report: September 30, 2022

CoreCivic, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-16109	62-1763875
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5501 Virginia Way Brentwood, Tennessee	37027
(Address of principal executive offices)	(Zip Code)

(615) 263-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CXW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On September 19, 2022, the United States District Court for the Middle District of Tennessee (the “Court”) issued an order (the “Preliminary Order”) providing for preliminary approval of the proposed settlement of the claims asserted nominally on behalf of CoreCivic, Inc. (the “Company”) against the individual defendants named in the previously disclosed stockholder derivative action entitled In re CoreCivic, Inc. Shareholder Derivative Litigation (No. 3:16-CV-03040) pending before the Court (the “Litigation”) in accordance with the Stipulation of Settlement, dated September 9, 2022 (the “Stipulation of Settlement”). The Stipulation of Settlement, which is intended to resolve all pending stockholder derivative matters related to the Litigation, calls for the Company to adopt certain governance changes and to pay plaintiffs’ counsel $3,500,000 in attorneys’ fees. The Company had adequately accrued this liability as of June 30, 2022. The Preliminary Order set a final settlement approval hearing for December 1, 2022. In the event the Court grants final approval of the settlement, CoreCivic intends to seek dismissal of the other stockholder derivative actions related to the Litigation – Friedmann v. Emkes, et al., No. 17-96-I (Tenn. Ch. Davidson Cnty); Delgrosse v. Ferguson, et al., Consolidated Case No. 16-1228-IV (Tenn. Ch. Davidson Cnty.); and Whitehead v. Hininger, et al., No. 24-C-19-000501 OT (Md. Cir. Ct. Balt. City).

As required by the Preliminary Order, the Company is filing the Stipulation of Settlement and the Notice of Proposed Settlement of Derivative Action (the “Notice”) with this Current Report on Form 8-K, copies of which are attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference.

On September 30, 2022, the Company also posted a copy of the Notice and the Stipulation of Settlement to the Investor Relations section of the Company’s website, which can be found at https://ir.corecivic.com/corporate-governance/governance-highlights.

Item 9.01.	Financial Statements and Exhibits.

99.1	Notice of Proposed Settlement of Derivative Action.

99.2	Stipulation of Settlement dated September 9, 2022.

104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: September 30, 2022	CORECIVIC, INC.

	By:	/s/ David Garfinkle
David Garfinkle Executive Vice President and Chief Financial Officer